SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 15, 2004
                                 --------------


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                       000-26172                     58-1897792
-------------                       ---------                     ----------
(State or other                 (Commission                     (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5       Other Events.
             -------------

             The Certificateholders Statement for the month of February 2004 was distributed to the Series 2002-1 Certificateholders on March 15, 2004.

             The Certificateholders Statement for the month of February 2004 was distributed to the Series 2003-2 Certificateholders on March 15, 2004.

Item 7(c).   Exhibits.
             ---------

             The  following is filed as an exhibit to this report under  Exhibit
             99:

99.1         Series  2002-1  Certificateholders   Statement  for  the  month  of
             February 2004.

99.2         Series  2003-2  Certificateholders   Statement  for  the  month  of
             February 2004.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY CREDIT CARD
                                      MASTER TRUST


                                      By:      FIRST NORTH AMERICAN
                                               NATIONAL BANK, as
                                               Servicer




                                      By:      /s/Philip J. Dunn
                                               Philip J. Dunn
                                               Vice President





Date:  March 15, 2004











                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST









                                INDEX TO EXHIBITS




Exhibit
Number                        Exhibit


99.1         Series  2002-1  Certificateholders   Statement  for  the  month  of
             February 2004.

99.2         Series  2003-2  Certificateholders   Statement  for  the  month  of
             February 2004.